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                            SCOTT TECHNOLOGIES, INC.
                                  COMMON STOCK
                          PROXY/VOTING INSTRUCTION CARD

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE SPECIAL MEETING OF STOCKHOLDERS ON MAY 3, 2001

P  YOUR VOTE IS IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD

      The undersigned hereby appoints Debra L. Kackley and Mark A. Kirk, and
R each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Special Meeting of Stockholders to be held at The Embassy Suites Hotel, 3779 Park East Drive, Beachwood, Ohio, on Thursday,
O May 3, 2001 at 1:00 p.m., local time, and at any adjournment thereof, upon the matter described in the proxy statement/prospectus furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given. This proxy/voting
X instruction card will also serve to instruct the trustees of the Scott Technologies, Inc. 401(k) Savings Plan for Salaried Employees, the Scott Technologies, Inc. 401 (k) Savings Plan for Hourly Employees, and the
Y Scott Technologies, Inc. 401(k) Savings Plan for Bargaining Unit Employees on how to vote any shares of Common Stock held by the plans.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE GIVEN BELOW, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED IN ITEM 1.

 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
    SIDE                                                              SIDE






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|x| Please mark your vote
    as in this example

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
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                               YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.
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
1.    Adopt the Agreement and Plan of Merger,
      dated as of February 4, 2001, among Scott                  FOR       AGAINST        ABSTAIN
      Technologies, Inc., Tyco Acquisition Corp. XVIII                                                   MARK HERE IF YOU PLAN   |_|
      (NV) and R2 Mergersub Inc.                                 |_|         |_|            |_|          TO ATTEND THE MEETING



                                                                                                  Dated: ___________________, 2001

                                                                                                  ________________________________
                                                                                                  Signature

                                                                                                  ________________________________
                                                                                                  Signature (If jointly held)

                                                                                                  Please sign and return this Proxy
                                                                                                  Card so that your shares can be
                                                                                                  represented at the meeting. If
                                                                                                  signing for a corporation or
                                                                                                  partnership or as agent, attorney,
                                                                                                  or fiduciary, Indicate the
                                                                                                  capacity in which you are signing.
                                                                                                  If you vote by ballot, such vote
                                                                                                  will supersede this proxy.

                               PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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